UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 27, 2005
                                                         ----------------


                                   POZEN INC.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   000-31719                    62-1657552
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


   1414 Raleigh Road, Suite 400
   Chapel Hill, North Carolina                                    27517
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

                                 (919) 913-1030
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

Item 2.02.  Results of Operations and Financial Condition.

On October 27, 2005, POZEN Inc. (the "Company") issued a press release to report the Company's financial results for the quarter ended September 30, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 2.02 (including the related information the press release attached as Exhibit 99.1 hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



Item 9.01.      Financial Statements and Exhibits.

       (c)      Exhibits.
                --------

       Exhibit No.       Description
       ----------        -----------

          99.1           Press Release of POZEN Inc. dated October 27, 2005.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   POZEN INC.



                                   By:  /s/ William L. Hodges
                                      ------------------------------------------
                                      Name: William L. Hodges
                                      Title: Chief Financial Officer



Date: October 27, 2005